Exhibit 10.14

                       ASSIGNMENT AND ASSUMPTION OF LEASES

         FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Theodore Max Kniesche, Jr. and Betty Ann Kniesche, as individuals, and Theodore Max Kniesche, Jr. and Betty Ann Kniesche as trustees of the Theodore Max, Jr. and Betty Ann Kniesche Family Irrevocable Trust and Theodore Max Kniesche, III and Lisa Alma Lutz, as Trustees of the Kniesche Family Irrevocable Trust ("Assignor"), hereby assign and delegate to Hollywood Associates, LLC ("Assignee"), all of the landlord's rights, interest and obligations in all leases of any portion of the improvements located on the real property in the City and County of San Francisco, State of California, more particularly described in Exhibit A attached hereto and by this reference incorporated herein. This Assignment is made concurrently with and as an incident to the conveyance by Assignor to Assignee of the real property described in Exhibit A. This Assignment is expressly subject to the provisions of Section 6.b. of that certain Purchase Agreement, dated April 14, 2000, between Assignor and Assignee.

         Concurrently herewith, Assignor has assigned and delivered to Assignee the security deposits listed in Schedule 1.

         Executed on May 22, 2000.

                           THEODORE MAX KNIESCHE, JR. and BETTY ANN KNIESCHE, AS TRUSTEES OF THE THEODORE MAX, JR. AND BETTY ANN KNIESCHE FAMILY IRREVOCABLE TRUST

                           By /s/ Theodore Max Kniesche, Jr.
                               Theodore Max Kniesche, Jr., Trustee

                           By /s/ Betty Ann Kniesche
                               Betty Ann Kniesche, Trustee

                           /s/ Theodore Max Kniesche, Jr.
                               Theodore Max Kniesche, Jr., Individually

                           /s/ Betty Ann Kniesche
                               Betty Ann Kniesche, Individually

                           THEODORE MAX KNIESCHE, III, and LISA ALMA LUTZ, AS TRUSTEES OF THE KNIESCHE FAMILY IRREVOCABLE TRUST

                           By /s/ Theodore Max Kniesche, III
                               Theodore Max Kniesche, III, Trustee

                           By /s/ Lisa Alma Lutz
                               Lisa Alma Lutz, Trustee

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                       ACCEPTANCE AND ASSUMPTION OF LEASES

         The undersigned Assignee hereby accepts the foregoing Assignment and Assumption of Leases and agrees to perform all obligations and liabilities accruing pursuant to such leases from and after the date hereof. Assignee further acknowledges receipt of the security deposits in accordance with the terms of each of the enumerated leases. Assignee shall indemnify, protect, defend and hold Assignor harmless from and against any and all damages, costs (including reasonable attorney's fees, demands, causes of action and any and all suit or suits arising out of the leases (relating to such security deposits) and due to actions, factors or circumstances occurring on or after the date hereof.

         Executed on _______________________, 2000.

                                                   HOLLYWOOD ASSOCIATES, LLC

                                                   By /s/ (illegible)
                                                     ---------------------------
                                                   Its